                                 WARRANT TO PURCHASE

                                  CLASS A CUMULATIVE
                            PREFERRED STOCK, SERIES 1999-A

                                         OF

                                BOYKIN LODGING COMPANY



                                Certificate No. W-1

                                   February 1, 1999

                                                 TABLE OF CONTENTS

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
1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.   WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS . . . . . . . . . . . . . . . . . . 6
     2.1   GENERAL  . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . 6
     2.2   NUMBER OF SHARES UNDERLYING WARRANT . . . . . . . . . . . . . . . . . . . . . 6
     2.3.  RIGHT OF REIT TO SUBSTITUTE REIT COMMON STOCK UPON EXERCISE OF WARRANT. . . . 6
     2.4   EXPIRATION OF WARRANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     2.5   MANNER OF EXERCISE; PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 8
     2.6   FRACTIONAL SHARES OF PREFERRED STOCK OR REIT COMMON STOCK . . . . . . . . . . 9
     2.7   CERTAIN RIGHTS OF HOLDERS; REIT TO REAFFIRM OBLIGATIONS . . . . . . . . . . . 9

3.   PUT RIGHT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     3.1   CONDITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     3.2   PROCEDURES FOR EXERCISING PUT RIGHT . . . . . . . . . . . . . . . . . . . . .10

4.   RESTRICTIONS ON TRANSFER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     4.1   RESTRICTIONS ON TRANSFER OF WARRANT . . . . . . . . . . . . . . . . . . . . .10
     4.2   RESTRICTIVE LEGENDS ON SHARES ISSUED UPON EXERCISE. . . . . . . . . . . . . .10
     4.3   NOTICE OF TRANSFER; OPINIONS OF COUNSEL . . . . . . . . . . . . . . . . . . .11
     4.4   NO RESTRICTIVE LEGENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .12

5.   TRANSFERS, EXCHANGES AND SUBSTITUTION OF WARRANT. . . . . . . . . . . . . . . . . .12
     5.1   EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES . . . . . . . . . . . . . . . .12
     5.2   DIVISION AND COMBINATION  . . . . . . . . . . . . . . . . . . . . . . . . . .12
     5.3   LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS . . . . . . . . . . . . . . . .12
     5.4   CANCELLATION OF WARRANT . . . . . . . . . . . . . . . . . . . . . . . . . . .13

60   ADJUSTMENT TO EXERCISE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     6.1   ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13


                                       (i)

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     6.2   FURTHER ADJUSTMENTS     . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     6.3   ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. . . . . . . . . .15
     6.4   OTHER DILUTIVE EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     6.5   WHEN ADJUSTMENTS SHALL BE MADE. . . . . . . . . . . . . . . . . . . . . . . .16
     6.6   WHEN ADJUSTMENT NOT REQUIRED. . . . . . . . . . . . . . . . . . . . . . . . .16
     6.7   WHEN ADJUSTMENTS CARRIED FORWARD. . . . . . . . . . . . . . . . . . . . . . .16
     6.8   NOTICE OF ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

70   ADJUSTMENT TO NUMBER OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .17
     7.1   ADJUSTMENT RELATING TO JOINT VENTURE CONTRIBUTIONS. . . . . . . . . . . . . .17
     7.2   ADJUSTMENTS RELATING TO CHANGES IN CAPITALIZATION, DISTRIBUTIONS, ETC . . . .17
     7.3   ADJUSTMENT REBATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     7.4   NOTICE OF ADJUSTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

80   COVENANTS OF THE REIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     8.1   DELIVERY OF INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     8.2   NO IMPAIRMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     8.3   RESERVATION OF SHARES OF PREFERRED STOCK AND REIT COMMON STOCK. . . . . . . .18
     8.4   COMPLIANCE WITH LAWS UPON ISSUANCE. . . . . . . . . . . . . . . . . . . . . .19
     8.5   HART-SCOTT-RODINO ACT COMPLIANCE. . . . . . . . . . . . . . . . . . . . . . .19
     8.6   PREFERRED STOCK OR REIT COMMON STOCK TO BE DULY AUTHORIZED
             AND ISSUED, FULLY PAID AND NON-ASSESSABLE . . . . . . . . . . . . . . . . .20
     8.7   TRANSFER TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     8.8   SHAREHOLDER RIGHTS PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     8.9   CREATION OF PREFERRED STOCK AND PREFERRED UNITS . . . . . . . . . . . . . . .20
     8.10  BUSINESS COMBINATION STATUTE, CONTROL SHARE STATUTE . . . . . . . . . . . . .21
     8.11  GOVERNMENTAL AND THIRD PARTY PERMITS, CONSENTS, ETC . . . . . . . . . . . . .22


                                       (ii)


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90   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     9.1   USE OF DEPOSITARY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .22
     9.2   SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     9.3   NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     9.4   AVAILABILITY OF INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .23
     9.5   NO WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     9.6   AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.7   FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.8   DESCRIPTIVE HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.9   GENDER, NUMBER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.10  SATISFACTION REQUIREMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.11  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.12  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     9.13  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS . . . . . . . . . . . . . . . .25

                                       (iii)

                                                                         PAGE










                                     (iv)

                                      SCHEDULES


                                       EXHIBITS

EXHIBIT A      --   Form of Subscription Agreement
EXHIBIT B      --   Form of Assignment
EXHIBIT C      --   Form of Put Notice








                                      (v)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

Date of Issuance: February 1, 1999                        Certificate No. W-1

                                       WARRANT

       To Purchase Shares of Class A Cumulative Preferred Stock, Series 1999-A

                                BOYKIN LODGING COMPANY


     FOR VALUE RECEIVED, Boykin Lodging Company, an Ohio corporation (the "REIT") hereby grants to AEW Partners III, L.P., a Delaware limited partnership (the "Holder"), or registered assigns, the right to purchase from the REIT at any time prior to the Expiration Date (as defined herein) up to 12,136 duly authorized, validly issued, fully paid and nonassessable shares of the REIT's Preferred Stock (as defined herein), at a purchase price of $1,648.00 per share (the "Exercise Price"), all on the terms and conditions and pursuant to the provisions hereinafter set forth. The amount of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant. Unless otherwise defined, capitalized terms used in this Warrant are defined in Section 1; references to an "Exhibit" are, unless otherwise specified, to an Exhibit attached to this Warrant; references to a "Section" are, unless otherwise specified, to a section of this Warrant.

     This Warrant is originally issued in connection with the execution and delivery of the Stock Purchase Option Agreement dated as of February 1, 1999 by and among the REIT, the Operating Partnership (as defined herein) and the Holder (the "Stock Purchase Option Agreement").

     1.   DEFINITIONS

     In addition to any terms defined elsewhere herein, as used in this Warrant, the following terms have the respective meanings set forth below:

     "Aggregate Trading Value" has the meaning ascribed thereto in Section 6.2 hereof.

     "Approvals" has the meaning ascribed thereto in Section 8.10 hereof.

     "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the REIT, as amended to date and presently in effect.

     "Buy/Sell" means the right set forth in Section 8.4 of the Joint Venture Agreement.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

     "Certificate of Amendment " means the Certificate of Amendment of the REIT's Articles of Incorporation relating to the creation of the Preferred Stock filed with the Ohio Secretary of State on February 1, 1999.

     "Change in Control" means the occurrence of one or more of the following events (whether or not approved by the Board of Directors of the REIT) : (i) if any "person" or "group" as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power of the Capital Stock of the REIT and treating as "beneficially owned" all shares of Capital Stock of the REIT that such "person" or "group" may receive upon exchange of units of limited partnership interest in the Operating Partnership held by such "person" or "group"; (ii) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the REIT in one transaction or a series of transactions to any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group of related persons for purposes of Section 13(d) of the Exchange Act (a "Group of Persons");
(iii) the REIT consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, the REIT (in each case, whether or not in compliance with the terms of this Warrant), in any such event pursuant to a transaction in which immediately after the consummation thereof the stockholders of the REIT immediately prior to the consummation of the transaction shall cease to have the power, directly or indirectly (including by way of a general partnership interest), to vote or direct the voting of securities having in the aggregate at least a majority of the ordinary voting power for the election of the directors of the REIT or its successor; or (iv) the adoption of any plan of liquidation or dissolution of the REIT. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of the Operating Partnership (or any other Subsidiary of the REIT), the general partnership interest in which constitutes all or substantially all of the assets of the REIT), shall be deemed to be the transfer of all or substantially all of the assets of the REIT.

     "Charter Documents" means, with respect to any Person, the certificates or articles of incorporation, by-laws, code of regulations, or other equivalent organizational documents, each as amended and restated to date and presently in effect of a Person.

     "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Contributions" has the meaning ascribed thereto in the Joint Venture Agreement.

     "Conversion Multiple" has the meaning ascribed thereto in the Certificate of Amendment, subject to adjustment as provided from time to time following the date hereof, as provided therein.

     "Depositary Share" means a fractional interest of one one-hundredth (1/100) of one share of Preferred Stock, as more fully described, and having the rights and privileges and being subject to the limitations set forth, in the Depositary Agreement dated February 1, 1999 between the REIT and National City Bank.

     "Early Termination Right" means the right of the Operating Partnership to terminate the Investment Period prior to its expiration, if as of the first anniversary of the date hereof, the aggregate amount of all Contributions plus the amount of Committed Contributions (as defined therein) shall equal less than $26,666,667, which right is set forth in the second to last sentence of Section 10.2 of the Joint Venture Agreement.

     "Exchange Act," means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, as from time to time amended.

     "Exercise Price" means initially $1,648.00, subject to adjustment from time to time as provided in Section 6 hereof.

     "Expiration Date" has the meaning ascribed thereto in Section 2.4 hereof.

     "Fractional Share Value" means the average last sale price per share of the REIT Common Stock on the NYSE over the thirty (30) days on which the NYSE is open and for which trades in the REIT Common Stock are reported immediately preceding the date that Fractional Share Value is determined (adjusted to take into account any splits, combinations, reclassifications, or other changes in the REIT's capitalization that occur during such period). In the event that the REIT Common Stock is no longer trading on the NYSE then the Fractional Share Value shall be determined using the prices reported on the exchange or automated quotation system on which the REIT Common Stock then trades.

     "Holder" has the meaning ascribed thereto in the introduction hereof and shall include the Holder's successors by assignment, transfer, merger, acquisition, reorganization or otherwise, subject to Section 4 hereof.
     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as the same may be amended from time to time.

     "HSR Act Filing Request" has the meaning ascribed thereto in Section 8.5 hereof.

     "Illegal Transfer Notice" has the meaning ascribed thereto in Section
4.3 hereof.

     "Investment Period" has the meaning ascribed thereto in Section 10.2 of the Joint Venture Agreement.

     "Joint Venture" means Boykin/AEW LLC, a Delaware limited liability company.

     "Joint Venture Agreement" means the Limited Liability Company Agreement of Boykin/AEW LLC, dated as of date this Warrant was originally issued.

     "NYSE" means the New York Stock Exchange, Inc.

     "Operating Partnership" means Boykin Hotel Properties, L.P., an Ohio limited partnership, and shall include the Operating Partnership's successors by merger, acquisition, reorganization or otherwise.

     "Person" means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Preferred Stock" means the Class A Cumulative Preferred Stock, Series 1999-A, without par value, of the REIT, the terms of which are set forth in the Certificate of Amendment.

     "Registrable Securities" has the meaning ascribed thereto in the Registration Rights Agreement.

     "Registration Rights Agreement" means the registration rights agreement by and between the REIT and the Holder, dated as of the date this Warrant was originally issued, as amended or supplemented from time to time in accordance with the terms thereof.

     "Related Party" shall mean with respect to any Person, (i) any Person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, or (ii) any Person who is a member of the immediate family of such Person, or (iii) any Person in which such Person or one or more members of the immediate family of such Person has a twenty-five percent (25%) or more beneficial interest or as to which such Person serves as a trustee or general partner or in a similar fiduciary capacity. A Person shall be deemed to control a Person if it and/or any member of the immediate family of such Person owns, directly or indirectly, at least twenty-five percent (25%) of the ownership interest in such Person or otherwise has the power to direct the management, operations or business of such Person. The term "beneficial owner" is to be determined in accordance with Rule 13d-3 promulgated by the Commission under the Exchange Act.

     "REIT" has the meaning ascribed thereto in the introduction hereof and shall include the REIT's successors by merger, acquisition, reorganization or otherwise.

     "REIT Common Stock" means the common stock, no par value, of the REIT.

     "Restricted Security" has the meaning ascribed thereto in Section 4.3 hereof.

     "Right of First Offer" means the right set forth in Section 8.2 of the Joint Venture Agreement.

     "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

     "SEC Filings" means official filings of the REIT filed with the Commission in accordance with the Securities Act and the Exchange Act with respect to events occurring, or periods ending on or after December 31, 1997.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as from time to time amended.

     "Senior Preferred Stock" has the meaning ascribed thereto in Section 8.9 hereof.

     "Stock Purchase Option Agreement" has the meaning ascribed thereto in the introduction hereof.

     "Subsidiaries" means subsidiary corporations, partnerships, limited partnerships, joint ventures and limited liability companies which are directly or indirectly and wholly or majority owned by the REIT, including, unless the context requires otherwise, the Operating Partnership.

     "Target Asset" has the meaning ascribed thereto in the Joint Venture Agreement.

     "Warrant" means this Warrant, as amended, modified or supplemented from time to time, together with any exhibits, schedules, appendices or other attachments thereto.

     "Warrant Price" means an amount (expressed in dollars) equal to (i) the number of shares of Preferred Stock being purchased upon exercise of this Warrant pursuant to Section 2 hereof (assuming for these purposes that the REIT has not made an election under Section 2.3 hereof to deliver REIT Common Stock or a combination of Preferred Stock and REIT Common Stock) MULTIPLIED BY (ii) the Exercise Price as of the date of such exercise.
     "Warrant Trigger Event" means the earliest to occur of (i) the expiration or termination of the Investment Period; (ii) the consummation of a transfer of all or substantially all of the limited liability company interests of the Holder to the REIT and/or the Operating Partnership in the Joint Venture pursuant to the Buy/Sell or otherwise, or (iii) the consummation or occurrence of a Change in Control.

     2.   WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

          2.1 GENERAL. Prior to the Expiration Date, the Holder may exercise this Warrant at any time:

                    (i) within the twelve-month period following the expiration of the Investment Period; PROVIDED, HOWEVER, that the Holder may exercise this Warrant at any time within the twenty-four-month period following the expiration of the Investment Period in the event that the Operating Partnership terminates the Investment Period in accordance with the Early Termination Right contained in Section 10.2 of the Joint Venture Agreement;

                    (ii) following the consummation of a transfer of all or substantially all of the limited liability company interests in the Joint Venture held by the Holder to the REIT and/or the Operating Partnership pursuant to the Buy/Sell or otherwise;

                    (iii) immediately preceding the consummation or occurrence of a Change in Control of the REIT.

          2.2 NUMBER OF SHARES UNDERLYING WARRANT. Subject to Sections 2.3 and 7 below, upon exercise of this Warrant, the Holder shall be entitled to receive 12,136 duly authorized, fully paid and nonassessable shares of Preferred Stock, as adjusted from time to time pursuant to Sections 6 and 7 hereof.

          2.3 RIGHT OF REIT TO SUBSTITUTE REIT COMMON STOCK UPON EXERCISE OF WARRANT. In lieu of delivering shares of Preferred Stock upon exercise of the Warrant, the REIT may elect, at its sole option, to satisfy its obligations under the Warrant by delivering to the Holder either:

               (a) that number of shares of REIT Common Stock determined by MULTIPLYING (i) the number of shares of Preferred Stock determined pursuant to Section 2.2 above to which the Holder would be otherwise entitled BY (ii) the Conversion Multiple, and, if necessary, rounding the resulting number of shares to the next highest whole number; or

               (b) a combination of shares of REIT Common Stock and Preferred Stock determined as follows: (x) shares of REIT Common Stock up to that number of shares that, upon delivery, would result in the Holder beneficially owning nine percent (9.0%) of the total number of outstanding shares of REIT Common Stock (determined pursuant to Section 13(d) of the Exchange Act or Division C of Article Fourth of the Articles of Incorporation, whichever is more restrictive), and (y) a number of shares of Preferred Stock equal to the quotient obtained by DIVIDING (A) the amount, if any, by which the aggregate number of shares of REIT Common Stock determined in accordance with Section 2.3(a) above exceeds the number of shares of REIT Common Stock determined by clause (x) above BY (B) the Conversion Multiple and, if necessary, rounding the resulting number of shares to the next highest one one-hundredth (1/100) of a share.

Notwithstanding anything in this Warrant to the contrary, the REIT may not make an election to deliver any shares of REIT Common Stock in lieu of Preferred Stock pursuant to this Section 2.3 if the issuance of such shares of REIT Common Stock would result in a violation of Division C of the REIT's Articles of Incorporation unless the REIT has waived the applicability of such Division C to the exercising Holder.

          2.4 EXPIRATION OF WARRANT. Notwithstanding anything in this Warrant to the contrary, this Warrant shall expire at 5:00 p.m. Eastern time on February 1, 2002; PROVIDED, HOWEVER, if the Investment Period is extended beyond February 1, 2001, this Warrant shall expire at 5:00 p.m. Eastern time on the earlier to occur of (i) twelve months following the expiration or termination of the Investment Period or (ii) April 1, 2002 (the "Expiration Date").

          2.5  MANNER OF EXERCISE; PAYMENT.

               (a) The Holder may exercise this Warrant by surrender of this Warrant to the REIT at its principal office identified in Section 9.3 hereof during normal business hours on any business day on or prior to the Expiration Date, accompanied by (i) a subscription in substantially the form attached to this Warrant as EXHIBIT A hereto (the "Subscription Agreement"), duly executed by the Holder and specifying the number of shares of Preferred Stock to be issued, (ii) payment of the Warrant Price in the manner set forth below and, (iv) if this Warrant is not registered in the name of the Holder, an assignment or assignments substantially in the form of the assignment attached as EXHIBIT B hereto (the "Assignment") evidencing the assignment of this Warrant to the Person exercising the purchase rights represented hereby (in which case the Holder shall have complied with all requirements of Section 5 hereof). The Warrant Price applicable to any exercise shall be paid in full by wire transfer, cash, check, or money order, payable in United States currency to the order of the REIT. Within two (2) business days of receiving the Subscription Agreement, the REIT shall notify the Holder in writing if it is electing to deliver shares of REIT Common Stock or a combination of Preferred Stock and REIT Common Stock in satisfaction of its obligations hereunder and specify the number of shares of REIT Common Stock and/or Preferred Stock to be issued in satisfaction of the Warrant exercise.

               (b) Upon receipt of the Subscription Agreement, the REIT shall, as promptly as practicable, and in any event within ten (10) business days thereafter execute, or cause to be executed, and deliver, or cause to be delivered, to the Holder a certificate or certificates representing the shares of Preferred Stock and/or REIT Common Stock, as applicable, to be issued hereunder, together with cash in lieu of any fraction of a share (as hereinafter provided). The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. The shares of Preferred Stock and/or REIT Common Stock, as applicable, represented by such certificate or certificates shall be deemed to be issued, and the Holder (or any other person designated as the registered holder) shall be deemed to have become a holder of record of such shares of Preferred Stock and/or REIT Common Stock, as applicable, for all purposes, as of the date that the Subscription Agreement, together with the Warrant Price and this Warrant, is received by the REIT as described above. Except as provided in subsection (c) below, the issuance of certificates for shares of Preferred Stock and/or REIT Common Stock shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the REIT in connection with such issuance of the shares of Preferred Stock and/or REIT Common Stock. Unless otherwise provided in this Warrant, all other costs incurred in connection with the exercise of this Warrant shall be borne by the party that actually incurred such costs.

               (c) Upon exercise of this Warrant, Chadwick, Saylor & Co., Inc. shall be entitled to a brokerage commission equal in amount to two percent (2%) of the

Warrant Price. As soon as possible following exercise, such brokerage commission shall be paid by the parties as follows:

                    (i) if, as of the occurrence of the Warrant Trigger Event, the Holder's aggregate Contributions to the Joint Venture are less than $30,000,000, seventy-five percent (75%) by the Holder and twenty-five percent (25%) by the REIT;

                    (ii) if, as of the occurrence of the Warrant Trigger Event, the Holder's aggregate Contributions to the Joint Venture equal or exceed $30,000,000, fifty percent (50%) by the Holder and fifty percent (50%) by the REIT.

          2.6  FRACTIONAL SHARES OF PREFERRED STOCK OR REIT COMMON STOCK.

               (a) The REIT shall not be required to issue fractional shares of Preferred Stock in amount less than one one-hundredth (1/100) of a share upon exercise of any Warrant. As to any fraction of a share of Preferred Stock less than one one-hundredth (1/100) of a share which the Holder of this Warrant would otherwise be entitled to purchase upon such exercise, the REIT shall pay a cash adjustment in respect of such final fraction (which shall be deemed to be a fraction of the last share of Preferred Stock issued, as applicable) in an amount equal to such fraction multiplied by the Fractional Share Value on the date of exercise and then multiplied by the Conversion Multiple.

               (b) The REIT shall not be required to issue fractional shares of REIT Common Stock upon exercise of any Warrant. As to any fraction of a share of REIT Common Stock which the Holder of this Warrant would otherwise be entitled to purchase upon such exercise, the REIT shall pay a cash adjustment in respect of such final fraction (which shall be deemed to be a fraction of the last share of REIT Common Stock issued, as applicable) in an amount equal to such fraction multiplied by the Fractional Share Value on the date of exercise.

          2.7  CERTAIN RIGHTS OF HOLDERS; REIT TO REAFFIRM OBLIGATIONS.

               (a) The shares of Preferred Stock and/or REIT Common Stock issuable upon exercise of this Warrant shall constitute Registrable
Securities (as such term is defined in the Registration Rights Agreement).
The Holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and the Holder, by its acceptance of this Warrant, agrees to be bound by and agrees to the terms and conditions of the Registration Rights Agreement applicable to the Holder as a holder of such Registrable Securities.

               (b) The REIT will, at the time of the exercise of this Warrant and upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation the rights to registration, pursuant to the Registration Rights Agreement of any shares of Preferred Stock and/or REIT Common Stock issued upon such exercise or shares of REIT Common Stock issued upon conversion of the Preferred Stock) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the REIT to afford such rights to the Holder.

     3.   PUT RIGHT

          3.1 CONDITIONS. In the event that the Operating Partnership terminates the Investment Period in accordance with the Early Termination Right contained in Section 10.2 of the Joint Venture Agreement, the Holder shall have the right, within thirty (30) days following such termination of the Investment Period, to require the REIT to repurchase this Warrant for $250,000 in cash and, upon the Holder's election to exercise this put right, the REIT shall have the obligation to purchase this Warrant.

          3.2 PROCEDURES FOR EXERCISING PUT RIGHT. In order to exercise its put right hereunder, the Holder shall deliver to the REIT a written notice of exercise, duly executed by the Holder, which notice shall indicate that the Holder is exercising its rights under this Section 3. No later than the tenth (10th) business day following the REIT's receipt of the notice of exercise, the Holder shall surrender the certificate or certificates representing this Warrant against payment of the purchase price therefor by wire transfer of immediately available funds.

     4.   RESTRICTIONS ON TRANSFER

          4.1 RESTRICTIONS ON TRANSFER OF WARRANT. Prior to the occurrence of a Warrant Trigger Event, the Holder may not transfer this Warrant without the prior written consent of the REIT except to a transferee permitted pursuant to Section 8.1 of the Joint Venture Agreement in connection with a concurrent transfer of the entire amount of the Holder's limited liability company interest in the Joint Venture. Following the occurrence of a Warrant Trigger Event, the Holder may transfer this Warrant at any time, in whole but not in part, without the consent of the REIT.

          4.2 RESTRICTIVE LEGENDS ON SHARES ISSUED UPON EXERCISE. Except as otherwise permitted by this Section 4, each certificate for shares of Preferred Stock or REIT Common Stock issued pursuant to this Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE

          SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO
          (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH TRANSFER.

     The REIT shall maintain a copy of this Warrant and any amendments thereto on file in its principal office, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to the Holder or any transferee upon its or their request.

     Whenever the legend requirements imposed by this Section 4.2 shall terminate, as provided in Section 4.4, the respective holders of shares of Preferred Stock or REIT Common Stock for which such legend requirements have terminated shall be entitled to receive from the REIT, at the REIT's expense, shares of Preferred Stock or REIT Common Stock, as applicable, without such legend.

          4.3 NOTICE OF TRANSFER; OPINIONS OF COUNSEL. The holder of each of the shares of Preferred Stock or REIT Common Stock bearing the restrictive legend set forth in Section 4.2 above (a "Restricted Security"), agrees with respect to any transfer of such Restricted Security to give to the REIT, (a) written notice describing the transferee and the circumstances, if any, necessary to establish the availability of an exemption from the registration requirements of the Securities Act and any state law and (b) upon reasonable request by the REIT, to such transferring holder, an opinion of counsel (at the expense of such holder), which is knowledgeable in securities law matters (including in-house counsel or regular counsel to the holder or its investment adviser), in form and substance reasonably satisfactory to the REIT, to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act or any state law. If for any reason the REIT, (after having been furnished with the opinion required to be furnished pursuant to this
Section 4.3) shall fail to notify such holder within ten (10) business days after such holder shall have delivered such notice or opinion to the REIT, that, in its or its counsel's opinion, the transfer may not be legally effective (the "Illegal Transfer Notice"), such holders shall thereupon be entitled to transfer the Restricted Security as proposed. If the holder of the Restricted Security delivers to the REIT, an opinion of counsel (including in-house counsel or regular counsel to the holder or its investment adviser) in form and substance reasonably satisfactory to the REIT, that subsequent transfers of such Restricted Security will not require registration under the Securities Act or any state law, the REIT, will promptly after such contemplated transfer deliver new certificates for such

Restricted Security which do not bear the Securities Act legend set forth in
Section 4.2 above. The restrictions imposed by Section 4.2 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or at such time as the shares are eligible to be transferred pursuant to Rule 144(k) promulgated under the Securities Act. The holder of any Restricted Security as to which such restrictions shall have terminated shall be entitled to receive from the REIT, a new security of the same type but not bearing the restrictive Securities Act legend set forth in Section 4.2 and not containing any other reference to the restrictions imposed by this Section 4.2. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Section 4.3 with respect to the transfer of any securities on which the restrictive legend has been removed in accordance with this
Section 4.3. As used in this Section 4.3, the term "transfer" encompasses any sale, transfer or other disposition of any securities referred to herein.

          4.4 NO RESTRICTIVE LEGENDS. Notwithstanding Section 4.2 hereof, shares of Preferred Stock or REIT Common Stock issued under the terms of this Warrant will not contain any restrictive legend similar to that provided for in Section 4.2 above in the event that the issuance of such shares is covered by an effective registration statement filed with the Commission.

     5.   TRANSFERS, EXCHANGES AND SUBSTITUTION OF WARRANT

          5.1 EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. The Warrant (and any shares of Preferred Stock and/or REIT Common Stock issued upon exercise of the Warrant) shall bear such restrictive legend or legends as may be required by Section 4 hereof. Subject to the restrictions on transfer described in Section 4 above, this Warrant and all rights hereunder are transferable, in whole but not in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment at the principal office of the REIT. Upon such surrender, the REIT shall execute and deliver a new Warrant in the name of the assignee or assignees, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance herewith, may be exercised by a new Holder without having a new Warrant issued.

          5.2 DIVISION AND COMBINATION. This Warrant shall not be divided but may be combined with other Warrants upon presentation hereof at the aforesaid office or agency of the REIT, together with a written notice specifying the names and denominations in which the new Warrant is to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4 as to any transfer which may be involved in such combination, the REIT shall execute and deliver a new Warrant in exchange for the Warrants to be combined in accordance with such notice.

          5.3 LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If any Warrant shall be mutilated, lost, stolen or destroyed, the REIT shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a new Warrant representing equivalent rights of the Holder. If required by the REIT, the Holder of the mutilated, lost, stolen or destroyed Warrant must provide indemnity sufficient to protect the REIT from any loss which it may suffer if the Warrant is replaced. Any such new Warrant shall constitute an original contractual obligation of the REIT, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          5.4 CANCELLATION OF WARRANT. Any Warrant surrendered upon exercise or for exchange or transfer, or purchased or otherwise acquired by the REIT, shall be canceled and shall not be reissued by the REIT; and, except as provided herein in case of the partial exercise of the Warrants or upon an exchange or transfer, no Warrant shall be issued hereunder in lieu of such canceled Warrant. Any Warrant so canceled shall be destroyed by the REIT.

     60   ADJUSTMENT TO EXERCISE PRICE.

          6.1  ADJUSTMENTS.  In the event that the REIT shall at any time:

               (a) issue additional shares of REIT Common Stock as a dividend or other distribution on outstanding shares of REIT Common Stock;

               (b) issue additional shares of REIT Common Stock pursuant to a reclassification of shares of REIT Common Stock;

               (c) subdivide the outstanding shares of REIT Common Stock into a greater number of shares of REIT Common Stock; or

               (d) combine the outstanding shares of REIT Common Stock into a smaller number of shares of REIT Common Stock;

then in each such case the Exercise Price shall, simultaneously with the happening of such dividend, subdivision or combination, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of shares of REIT Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of REIT Common Stock outstanding immediately after such event.

          6.2 FURTHER ADJUSTMENTS. In the event that the REIT shall at any time take a record of the holders of the REIT Common Stock for the purpose of entitling them to receive any dividend or other distribution (including without limitation any distribution by way of spin-off, reclassification, recapitalization or similar corporate rearrangement or otherwise) of:

               (a) cash (other than regular quarterly dividends payable out of earnings or earned surplus (plus depreciation and amortization) legally available for the payment of dividends under the laws of the jurisdiction of the REIT, and any special additional dividends made for the purposes of distributing 100% of the REIT's real estate investment trust taxable income);

               (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever; or

               (c) any securities convertible into, or warrants or other rights to subscribe for or purchase any evidence of its indebtedness, any shares of its capital stock or any other securities or property of any nature, whether or not the rights to exchange or convert thereunder are immediately exercisable;

then in each such case the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the Aggregate Trading Value of the REIT Common Stock at the time of such event less the then fair market value of the cash or other assets, rights, warrants, evidence of indebtedness or other securities so distributed and the denominator of which shall be the Aggregate Trading Value of the REIT Common Stock at the time of such event. The fair market value of the cash distributed will be equal to the amount of cash distributed and the fair market value of any other assets, rights, warrants, evidence of indebtedness or other securities distributed, will be determined in good faith by the Board of Directors of the REIT.

     For the purposes of this Section 6.2, "Aggregate Trading Value" of the REIT Common Stock shall mean the product obtained by MULTIPLYING (A) the average of the last reported sale price per share of REIT Common Stock on the NYSE over the twenty-one (21) days on which the NYSE is open and for which trades in the REIT Common Stock are reported immediately preceding the "ex" date with respect to the dividend or distribution requiring such computation (adjusted to take into account any splits, combinations, reclassifications, or other changes in the REIT's capitalization that occur during such period) BY (B) the total number of shares of REIT Common Stock then outstanding. In the event that the REIT Common Stock is no longer trading on the NYSE then the Aggregate Trading Value shall be determined using the prices reported on the exchange or automated quotation system on which the REIT Common Stock then trades. The term "'ex' date," when used with respect to this Section 6.2, means the business day immediately following the date the REIT takes a record of the holders of the REIT Common Stock for the purpose of entitling them to receive the dividend or distribution set forth in this Section 6.2. In the event that, at any time, the REIT Common Stock is not then traded on an exchange or automated quotation system then "Aggregate Trading Value" shall be determined using the fair market value of a share of REIT Common Stock agreed upon in good faith by the parties.

     Notwithstanding anything in this Section 6.2 to the contrary, the occurrence of a distribution of rights to subscribe for or purchase shares of the REIT's Capital Stock in connection with the adoption of what is commonly referred to as a "shareholder rights plan" by the REIT ("Rights") shall be deemed not to be a distribution of securities, warrants or rights for the purposes of Section 6.2(c) or otherwise give rise to any adjustment of the Exercise Price pursuant to this
Section 6; PROVIDED, HOWEVER, that in lieu of any adjustment as a result of any such distribution, the REIT shall make sufficient provisions in the shareholder rights agreement to ensure that, in connection with the issuance of any shares of REIT Common Stock pursuant to this Warrant or upon conversion of the Preferred Stock, the Holder will be entitled to simultaneously receive Rights in the same amount and manner in which Rights would be received on any new issuance by the REIT at that time of an equal amount of REIT Common Stock.

          6.3  ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.
In case the REIT after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the REIT and the REIT shall be the continuing or surviving Person but, in connection with such consolidation or merger, the REIT Common Stock and/or the Preferred Stock, shall be changed into or exchanged for Capital Stock or other securities of any other Person or cash or any other property, or (c) shall transfer directly or indirectly all or substantially all of its properties or assets to any other Person in one transaction or a series of transactions, or (d) shall effect a capital reorganization or reclassification of the REIT Common Stock and/or the Preferred Stock, then, and in the case of each such transaction, proper provision shall be made so that, upon such time, if ever, that the Holder would be entitled to receive shares of Preferred Stock and/or REIT Common Stock under the terms of this Warrant after the consummation of such transaction, the Holder shall be entitled to receive, in lieu of the Preferred Stock and/or REIT Common Stock issuable under the terms of this Warrant, the greatest amount of securities, cash or other property to which the Holder would actually have been entitled as a shareholder upon such consummation if the Holder had received shares of Preferred Stock and/or REIT Common Stock pursuant to this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 6 and 7 hereof; ; PROVIDED, HOWEVER, that if (i) a purchase, tender or exchange offer shall have been made to and accepted by more than fifty percent (50%) of the outstanding shares of REIT Common Stock prior to the consummation of a transaction described above, (ii) such purchase, tender or exchange offer shall have been approved by the REIT's Board of Directors and that transaction is consummated, and (iii) the purchaser so designates in a notice given to the REIT on or before the date immediately preceding the final deadline for acceptance of the terms of such purchase, tender or exchange offer, then the Purchaser shall be entitled to receive upon such exercise the greatest amount of securities, cash or other property to which the Purchaser would actually have been entitled as a shareholder if the Purchaser had exercised such rights prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 6.

          6.4 OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Sections 6 and 7.2 hereof are not strictly applicable but the failure to make any adjustment would not, in the opinion of the Holder, fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Section, then, in each such case, at the request of the Holder, the REIT shall appoint a firm of independent investment bankers of recognized national standing (which shall be completely independent of the REIT and the Holder and shall be satisfactory to the Holder), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 6 and 7.2 hereof, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the REIT will promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

          6.5 WHEN ADJUSTMENTS SHALL BE MADE. The adjustments required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. An adjustment made pursuant to this paragraph shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a reclassification, subdivision or combination, shall become effective immediately as of the effective date thereof. All adjustments pursuant to this Section 6 affecting the number of shares of REIT Common Stock that the Holder may receive pursuant to the terms of this Warrant shall be made without duplication of the provisions for adjustment to the conversion rights of the Preferred Stock contained in the Certificate of Amendment with respect to the same transaction.

          6.6 WHEN ADJUSTMENT NOT REQUIRED. If the REIT shall take a record of the holders of the shares of REIT Common Stock for the purpose of entitling them to receive a dividend or distribution of additional shares of REIT Common Stock or other cash or property and shall, thereafter and before such distribution, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          6.7 WHEN ADJUSTMENTS CARRIED FORWARD. No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made unless such adjustment would amount to a change of at least 1% therein; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this Section 6.7 shall be carried forward and taken into account in determining whether this Section 6.7 is applicable to any subsequent potential adjustment in the Exercise Price.

          6.8 NOTICE OF ADJUSTMENTS. Whenever any adjustment is to be made pursuant to this Section 6, the REIT shall prepare and deliver to the Holder a notice, executed by the Chief Financial Officer of the REIT at least fifteen (15) days prior thereto, such notice to include in reasonable detail (i) the events precipitating the adjustment,
(ii) the computation of any adjustments, and (iii) the Exercise Price immediately before and immediately after the adjustment.

     70   ADJUSTMENT TO NUMBER OF SHARES

          7.1  ADJUSTMENT RELATING TO JOINT VENTURE CONTRIBUTIONS.

               (a) Subject to Section 7.1(b) below, the maximum number of shares of Preferred Stock that may be issued pursuant to an exercise of this Warrant shall be automatically adjusted, without the necessity of any further action on the part of the REIT or the Holder, in the event that the Holder's aggregate Contributions to the Joint Venture made prior to the expiration or termination of the Investment Period exceed $30,000,000. The maximum number of shares of Preferred Stock issuable pursuant to this Warrant following such event shall be determined by MULTIPLYING (a) 12,136 BY (b) a fraction, (i) the numerator of which is $20,000,000 less the amount by which the Holder's aggregate Contributions to the Joint Venture made prior to the expiration or termination of the Investment Period exceed $30,000,000, and (ii) the denominator of which is $20,000,000.

               (b) Notwithstanding anything in this Warrant to the contrary, no adjustments pursuant to Section 7.1(a) above shall be made following the occurrence of a Warrant Trigger Event. Accordingly, the maximum number of shares of Preferred Stock that may be issued upon an exercise of this Warrant at any time following the occurrence of a Warrant Trigger Event shall be equal to the maximum number issuable immediately prior to such Warrant Trigger Event; PROVIDED, HOWEVER, that such maximum number shall remain subject to adjustment pursuant to Section 7.2 below.

          7.2 ADJUSTMENTS RELATING TO CHANGES IN CAPITALIZATION, DISTRIBUTIONS, ETC. Upon each adjustment of the Exercise Price pursuant to
Section 6 hereof, this Warrant shall thereupon evidence the right to purchase the maximum number of shares of Preferred Stock (calculated to the nearest one one-hundredth (1/100) of a share) obtained by multiplying the maximum number of shares of Preferred Stock purchasable immediately prior to such adjustment upon exercise of this Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

          7.3 ADJUSTMENT REBATE. Upon the occurrence of the Warrant Trigger Event, if the Holder's aggregate Contributions to the Joint Venture exceed $30,000,000, then the REIT shall pay the Holder an adjustment rebate equal to
(a) $500,000 TIMES (b) a fraction, (i) the numerator of which is the amount by which the Holder's aggregate Contributions to the Joint Venture exceeds $30,000,000, and (ii) the denominator of which is $20,000,000. Such adjustment rebate shall be paid in cash by wire transfer of immediately available funds as soon as practicable following the occurrence of such event.

          7.4 NOTICE OF ADJUSTMENT. Whenever any adjustment is to be made pursuant to this Section 7, the REIT shall prepare and deliver to the Holder a notice, executed by the Chief Financial Officer of the REIT at least fifteen (15) days prior thereto, such notice to include in reasonable detail
(i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the maximum number of shares of Preferred Stock issuable upon exercise of this Warrant immediately before and immediately after the adjustment.

     80   COVENANTS OF THE REIT.  So long as any portion of  this Warrant remains outstanding, the REIT hereby covenants and agrees as follows:

          8.1 DELIVERY OF INFORMATION. The REIT will furnish to the Holder copies of its SEC Filings promptly after filing such documents with the Commission and copies of all materials distributed to its stockholders concurrently with such distribution, including all quarterly and annual reports to stockholders and any materials distributed in connection with the solicitation of stockholder votes.

          8.2 NO IMPAIRMENT. The REIT shall not by any action, including, without limitation, by amendment of its Charter Documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the REIT but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

          8.3  RESERVATION OF SHARES OF PREFERRED STOCK AND REIT COMMON STOCK.

               (a) The REIT shall at all times reserve and keep available out of its authorized and unissued Preferred Stock, solely for issuance pursuant to the terms of this Warrant, free from any preemptive rights or other obligations, the maximum number of shares of Preferred Stock that may from time to time be issuable under the terms of this Warrant.

               (b) In addition, the REIT shall at all times reserve and keep available out of its authorized and unissued REIT Common Stock, solely for issuance pursuant to the terms of this Warrant, free from any preemptive rights or other obligations, the maximum number of shares of REIT Common Stock that may from time to time be issuable under the terms of this Warrant or issuable upon conversion of the maximum number of shares of Preferred Stock that may be issued under the terms of this Warrant.

               (c) The REIT shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, excluding permits or authorizations relating to registration under federal or state securities laws, in order to enable the REIT lawfully to issue and deliver to the Holder such number of shares of Preferred Stock and/or REIT Common Stock as shall from time to time be sufficient to effect the issuance of Preferred Stock and/or REIT Common Stock hereunder or the issuance of REIT Common Stock upon conversion of the Preferred Stock. The REIT shall from time to time take all action which may be necessary or appropriate so that the shares of REIT Common Stock issuable hereunder or issuable upon the conversion of Preferred Stock, immediately following their issuance, will be listed or quoted, as the case may be, on the principal securities exchanges or markets within the United States of America, if any, on which other shares of REIT Common Stock are then listed or quoted.

               (d) The REIT agrees not to (i) issue additional shares of Preferred Stock as a dividend or other distribution on outstanding shares of Preferred Stock; (ii) issue additional shares of Preferred Stock pursuant to a reclassification of shares of Preferred Stock; (iii) subdivide the outstanding shares of Preferred Stock into a greater number of shares of Preferred Stock; (iv) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock; or (v) to otherwise issue any shares of Preferred Stock other than pursuant to this Warrant or in a transaction contemplated by the Stock Purchase Option Agreement.

          8.4 COMPLIANCE WITH LAWS UPON ISSUANCE. The REIT shall use all commercially reasonable efforts to ensure that the issuance of shares of Preferred Stock and/or REIT Common Stock upon exercise of this Warrant or the issuance of shares of REIT Common Stock upon conversion of the Preferred Stock will not violate, or require any consent or approval not already obtained under, any federal or state statute, rule or regulation, any contract or other agreement, or the rules and requirements of any stock exchange or any other self regulatory organization on which the REIT Common Stock is quoted or listed, including without limiting the generality of the foregoing, maintaining sufficient issued and outstanding shares of REIT Common Stock so that stockholder approval is not required prior to the issuance of Preferred Stock and/or REIT Common Stock upon exercise of this Warrant.

          8.5 HART-SCOTT-RODINO ACT COMPLIANCE. Prior to issuing any shares of REIT Common Stock and/or Preferred Stock upon exercise of this Warrant, the REIT shall, upon the request of the Holder (an "HSR Act Filing Request"), as promptly as possible (i) make all filings required, and take all such other action that may be required or desirable, under or in connection with the HSR Act, (ii) use all commercially reasonable efforts to cause the expiration or termination of any waiting period under the HSR Act to occur as promptly as possible, and (iii) use all commercially reasonable efforts to cause any other Person (other than the Holder) who may be required to make any filing, or to take any other action, under or in connection with the HSR Act to do so as promptly as possible. The parties agree that each party shall be responsible for one-half of the aggregate filing fee in connection with any filing required under the HSR Act.

          8.6 PREFERRED STOCK OR REIT COMMON STOCK TO BE DULY AUTHORIZED AND ISSUED, FULLY PAID AND NON-ASSESSABLE. The REIT will take all such action as may be necessary to ensure that all shares of Preferred Stock and/or REIT Common Stock issued upon exercise of this Warrant and all shares of REIT Common Stock issued upon the conversion of the Preferred Stock shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares and free from all liens and charges with respect to the issuance thereof.

          8.7 TRANSFER TAXES. The REIT will pay when due and payable any and all federal and state transfer taxes and charges (but not income taxes) which may be payable in respect of the issuance or delivery of any shares of Preferred Stock and/or REIT Common Stock issued upon exercise of this Warrant or the shares of REIT Common Stock issued upon the conversion of the Preferred Stock.

          8.8 SHAREHOLDER RIGHTS PLAN. So long as this Warrant is in effect, the REIT shall not adopt what is commonly referred to as a "shareholder rights plan," or issue any convertible securities, the conversion rights of which would be triggered, accelerated or otherwise altered by the issuance of shares of Preferred Stock and/or REIT Common Stock under this Warrant or the issuance of shares of REIT Common Stock upon conversion of the Preferred Stock unless the exercise of the Holder's rights hereunder are specifically exempted from the application of such shareholder rights plan or convertible securities. For the purposes of this section, the REIT shall be deemed to have adopted a shareholder rights plan or issued a convertible security if it merges with or into, consolidates with or transfers all or substantially all of its assets to a Person that has such a plan in effect or that has an outstanding class or series of convertible securities.

          8.9  CREATION OF PREFERRED STOCK AND PREFERRED UNITS.

               (a) As of the date hereof, the REIT shall have taken all actions necessary to duly authorize and establish the Preferred Stock, including without limitation, filing the Certificate of Amendment and any other necessary documents with the appropriate state authorities. So long as the Holder has the right to receive, or obligation to accept, Preferred Stock under this Warrant, the REIT shall not (i) amend, repeal or otherwise alter in any manner the rights, preferences, privileges, voting power or other terms of the Preferred Stock, or (ii) authorize or create or increase the authorized amount of any shares of any class or series, or any security convertible into any shares of any class or series, ranking senior to the Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the REIT and/or in the payment of dividends ("Senior Preferred Stock"); PROVIDED, HOWEVER, that, without the consent of the Holder, the REIT may issue up to an aggregate of $50,000,000 of Senior Preferred Stock following the date hereof to any Person other than a Related Party of the REIT so long as the terms of any such class or series of Senior Preferred Stock, if sold in a transaction that has not been registered pursuant to Section 5 of the Securities Act, (i) do not provide the holders thereof with the right to receive a dividend with an effective yield in excess of fifteen percent (15%) (subject to the provisions below) and (ii) if such class or series has conversion rights, the conversion price of such Senior Preferred Stock, or such other price used in determining the conversion rights thereof, shall not be less than the quotient obtained by dividing the Exercise Price by the Conversion Multiple. If the terms of the Senior Preferred Stock provide the holders thereof with the right to receive a dividend with an effective yield in excess of fifteen percent (15%), then the REIT will not issue or sell any shares of such Senior Preferred Stock unless it has first offered to the Holder, for a minimum period of at least fifteen (15) business days, the right to purchase all, but not a portion, of the shares of Senior Preferred Stock at the same price proposed for such issuance or sale. If the Holder declines to purchase the Senior Preferred Stock so offered, then the REIT may issue and sell Senior Preferred Stock with terms providing the holders thereof with the right to receive a dividend up to, but not in excess of, twenty percent (20%) without the consent of the Holder at any time within the six (6) months following the date the Holder elected not to purchase such Senior Preferred Stock.

               (b) As of the date hereof, the REIT and the Operating Partnership shall have taken all actions necessary to adopt an amendment to the Operating Partnership's Amended and Restated Agreement of Limited Partnership in order to provide for the issuance of a class of units of limited partnership interests in the Operating Partnership to the REIT with designations, preferences and other rights such that the economic interests attributable to such new class of units are substantially similar to the designations, preferences and other rights of the Preferred Stock. So long as the Holder has the right to receive, or obligation to accept, Preferred Stock under this Warrant, neither the REIT nor the Operating Partnership shall take any action to amend, repeal or otherwise alter in any manner the rights, preferences, privileges or other terms of such class of preferred units, (it being understood that this sentence does not prohibit the REIT from issuing any shares of another series of preferred stock or prohibit the Operating Partnership from issuing any units ranking on a parity with the units outstanding as of the date immediately preceding the date hereof or the issuance of any units with substantially the same economic rights and preferences as another series of preferred stock issued by the REIT.)

          8.10 BUSINESS COMBINATION STATUTE, CONTROL SHARE STATUTE. The REIT shall use all commercially reasonable efforts to ensure that the issuance of any shares of Preferred

Stock of REIT Common Stock hereunder is exempted from the application of Chapter 1704 of the Ohio Revised Code and 1701.831 of the Ohio General Corporation Law.

          8.11 GOVERNMENTAL AND THIRD PARTY PERMITS, CONSENTS, ETC. The REIT, the Operating Partnership and the Subsidiaries shall have duly applied for and obtained all approvals, orders, licenses, consents and other authorizations (collectively, the "Approvals") from each federal, state and local government and governmental agency, department or body, or pursuant to any agreement to which the REIT, the Operating Partnership and the Subsidiaries is a party or to which it or any of its assets is subject, which may be required in connection with this Warrant.

     90   MISCELLANEOUS.

          9.1 USE OF DEPOSITARY SHARES. The parties agree that, at any time at which shares of Preferred Stock are to be issued under this Warrant, the REIT may in lieu thereof issue Depositary Shares, in each case at a ratio of 100 Depositary Shares for each share of Preferred Stock, and this Warrant shall be deemed simultaneously amended in all respects necessary to adjust the rights, terms and provisions hereunder as appropriate to reflect such issuance. Each Depositary Share will have, proportionately, the same rights, privileges, duties and limitations as the share of Preferred Stock in which that Depositary Share evidences an interest.

          9.2 SUCCESSORS AND ASSIGNS. Whenever in this Warrant any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Warrant shall bind and inure to the benefit of the successors and assigns of all other parties. Except as otherwise provided herein, the terms and provisions of this Warrant shall inure to the benefit of and shall be binding upon any assignee or transferee of the Holder, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Holder shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof.

          9.3 NOTICES. All notices required or permitted to be given under this Warrant shall be in writing and shall be either personally delivered or sent by registered or certified mail, return receipt requested, to the addresses set forth below, as they may be changed from time to time by the addressee party by written notice to the other parties.

     If to the REIT:          Boykin Lodging Company
                              Guildhall Building
                              45 West Prospect Avenue, Suite 1500
                              Cleveland, Ohio 44115
                              Attn:  Robert W. Boykin, Chief Executive Officer

     with copies to:          Robert A. Weible, Esq.
                              Baker and Hostetler LLP
                              3200 National City Center
                              1900 E. 9th Street
                              Cleveland, Ohio  44114
                              Tel:  (216) 861-7553
                              Fax:  (216) 696-0740

     If to the Holder:        AEW Partners III, L.P.
                              225 Franklin Street, 25th Floor
                              Boston, Massachusetts  02109
                              Attn:  J. Grant Monahon, Esq.
                              Tel: 617-261-9000
                              Fax: 617-261-9555

     with copies to:          Michael H. Glazer, P.C.
                              Goodwin, Procter & Hoar  LLP
                              Exchange Place
                              Boston, Massachusetts 02109
                              Tel: 617-570-1420
                              Fax: 617-523-1231

          9.4 AVAILABILITY OF INFORMATION. If the REIT shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the REIT will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 and 144A promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The REIT will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities.

          9.5 NO WAIVER. No waiver or consent shall be effective under this Warrant unless it is in writing and executed by the party against which enforcement thereof is sought.

Unless otherwise provided herein, the giving of any consent with respect to this Warrant shall be in the sole discretion of the party giving such consent. A waiver or consent shall be effective only with respect to the specific event or circumstances for which it is given and not any subsequent occurrence, unless otherwise expressly stated therein.

          9.6 AMENDMENTS. No alteration, modification or amendment of the terms and provisions of this Warrant shall be binding unless in writing and consented to by the party against which enforcement of such alteration, modification or amendment is sought.

          9.7 FURTHER ASSURANCES. In connection with this Warrant, as well as all transactions contemplated by this Warrant, each party agrees to execute and deliver all such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate and perform all of the terms, provisions and conditions of this Warrant and all such transactions.

          9.8 DESCRIPTIVE HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          9.9 GENDER, NUMBER. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

          9.10 SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Warrant required to be satisfactory to a particular party, the determination of such satisfaction shall be made by such party, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          9.11 GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF OHIO WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

          9.12 COUNTERPARTS. This Warrant may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, binding on all parties hereto, and it shall not be necessary in making proof of this Warrant to produce or account for more than one such counterpart.

          9.13 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Warrant may not be used to interpret another agreement, indenture, loan or debt agreement of the REIT or any Subsidiary. Any such agreement, indenture, loan or debt agreement may not be used to interpret this Warrant.

                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                    WARRANT
                             ISSUER SIGNATURE PAGE


     IN WITNESS WHEREOF, this Warrant has been duly executed by the parties of the day and year first written above.


                                   BOYKIN LODGING COMPANY, an Ohio corporation


                                   By: /s/ Paul A. O'Neil
                                       ----------------------------------------
                                       Name:  Paul A. O'Neil
                                       Title: Chief Financial Officer

                                    WARRANT
                             HOLDER SIGNATURE PAGE

Accepted and agreed as of the date first written above:


                                   AEW PARTNERS III, L.P.

                                   By: AEW III, L.L.C.,
                                       its General Partner

                                   By: AEW Partners III, Inc.,
                                       its Managing Member

                                   By: /s/ James J. Finnegan
                                       ----------------------------------------
                                       Name:  James J. Finnegan
                                       Title: Vice President

                                   EXHIBIT A
                                   ---------

                         FORM OF SUBSCRIPTION AGREEMENT
                         ------------------------------

Date:

Boykin Lodging Company
Guildhall Building
45 West Prospect Avenue, Suite 550
Cleveland, OH  44115
Attn:  Robert V. Boykin, Chief Executive Officer

     The undersigned registered Holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _______ shares of Class A Cumulative Preferred Stock, Series 1999-A, and herewith makes payment of cash equal to $__________ therefor, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.



                         Signed:   AEW PARTNERS III, L.P.

                                   By:     AEW III, L.L.C., its General Partner


                                           By:  AEW PARTNERS III, INC., its
                                                Managing-Member

                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title:



                                   Address:   c/o AEW Capital Management, L.P.
                                              225 Franklin Street
                                              Boston, MA  02110

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the percentage of the shares of Class A Cumulative Preferred Stock, Series 1999-A, issuable hereunder set forth below:

NAME AND ADDRESS OF ASSIGNEE            PERCENTAGE
----------------------------            ----------

                                        100%




and does hereby irrevocably constitute and appoint ______________________ attorney-in-fact to register such transfer on the books of Boykin Lodging Company maintained for the purpose, with full power of substitution in the premises.

Dated:                   Print Name:
       ----------------              -------------------------------------

                              Signature:
                                          --------------------------------

                              Witness:
                                          --------------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT C
                                   ---------
                               FORM OF PUT NOTICE
                               ------------------

Boykin Lodging Company
Guildhall Building
45 West Prospect Avenue, Suite 550
Cleveland, OH  44115
Attn:  Robert V. Boykin, Chief Executive Officer

     The undersigned registered Holder of the within Warrant hereby irrevocably puts to the Boykin Lodging Company (the "REIT") the Warrant relating to _______ shares of Class A Cumulative Preferred Stock, Series 1999-A, which such holder would be entitled to receive upon the exercise hereof, for $250,000 in immediately available funds.



                         Signed:   AEW PARTNERS III, L.P.

                                   By:     AEW III, L.L.C., its General Partner


                                           By:  AEW PARTNERS III, INC., its
                                                Managing-Member

                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title:



                                   Address:   c/o AEW Capital Management, L.P.
                                              225 Franklin Street
                                              Boston, MA  02110








                                      C-1